Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): August 14, 2003




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)





















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

ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events                  Not  Applicable

ITEM  6.  Resignation  of  Registrant's  Directors              Not  Applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS
     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.     (None)
     (b)    EXHIBITS.

ITEM  8:  Change in Fiscal year                                 Not  Applicable

ITEM  9:  Regulation FD Disclosure

On August 14, 2003, the registrant issued a press release announcing the The release of second quarter 2003 financial results.

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Copy of the Press Release of August 14, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                          (Registrant)

Date:  August 14, 2003              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)




























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

EXHIBIT  99.1

FOR  IMMEDIATE  RELEASE:     Thursday,  August 14,  2003

MERIDIAN HOLDINGS, INC.,REPORTS FINANCIAL RESULTS FOR THE SECOND QUARTER OF 2003
              Medical Services  Revenue Increased  by 9%

Los Angeles, CA. August 14, 2003- Meridian Holdings, Inc. 9OTCBB:-Symbol: MRDH), a health care services and technology Company today announced financial and Operational results for the quarter ended June 30, 2003.

Medical services revenues increased by 9% from $ 421,847 for the three months ended June 30, 2002 to $458,342 for comparable period in 2003, and by 15% from $ 831,313 for the six months ended June 30, 2002 to $955,033
for   comparable period in 2003.

The Company recorded a net income from operations for the three months ended June 30, 2003 of $95,882, or 21% of total revenues, compared to a net loss of $44,492, or 8% of total revenues, for the comparable period in 2002.

During the six months ended June 30, 2003, the Company recorded a net income from operations of $112,238, or 8.3% of total revenues compared to a net income from operations of $7,858 or 0.7% of total revenues for the six months ended June 30, 2002. The increase in net income from operations is due to the decrease in operating expenses, as a result of a cost reduction measure.

Anthony C. Dike MD, Chairman and CEO, commented, "We continue to be pleased with our 2003 results, as we focus our resources, attention and efforts on our managed care business".

The entire text of the aforementioned report and other periodic filings may be viewed via the Internet at the Securities and Exchange Commission's EDGAR Database at www.sec.gov.

About Meridian Holdings, Inc.

Meridian Holdings, Inc. is a Healthcare Services and Technology Company Meridian's network of affiliated companies is designed to encourage maximum leverage of information technology, operational excellence, industry expertise, and synergistic business opportunities. Meridian is committed to building shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation. Learn more about the Company and its affiliates including CGI Communications Services, Inc. and InterCare DX, Inc., (OTC Bulletin Board: ICCO) by visiting Meridian's web site at www.meho.com.

Note: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the Company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological, and other factors discussed in the statements and/or in the Company's filings with the Securities and Exchange Commission.

Contact Information:
Meridian Holdings, Inc., Los Angeles California
Anthony C. Dike, MD or Alexandra Campos, 213-678-8878
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